FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2021 (UNAUDITED)

Shares			Value
		Investment Companies: 99.5%
		Bond Funds:
67,652		Carillon Reams Unconstrained Bond Fund - Class I	$881,501
32,349		Columbia Strategic Income Fund - Class I2	802,912
79,929		Fidelity Advisor High Income Advantage Fund - Class I	956,750
164,991		Fidelity Capital & Income Fund	1,859,453
124,827		Ivy High Income Fund - Class I	895,007
153,011		Metropolitan West High Yield Bond Fund - Class I	1,638,746
157,544		Osterweis Strategic Income Fund	1,822,780
15,000		SPDR Bloomberg Barclays High Yield Bond ETF	1,649,400
146,121		Thompson Bond Fund	1,614,633
		Total Bond Funds 13.4%	12,121,182
		Core Funds:
33,670		Ariel Fund - Institutional Class	2,875,757
10,433		Fidelity Advisor Growth Opportunities Fund - Class I	1,831,268
179,702		Fidelity Value Fund	2,742,248
22,000		First Trust Rising Dividend Achievers ETF	1,056,880
18,500		Invesco BuyBack Achievers ETF	1,669,625
36,600		Invesco S&P 500 Pure Value ETF	2,824,422
27,000		iShares S&P Mid-Cap 400 Value ETF	2,844,180
25,202		Oakmark Fund - Advisor Class	2,858,165
47,874		Parnassus Endeavor Fund - Institutional Class	2,924,646
177,228		Royce Pennsylvania Mutual Fund - Institutional Class	2,124,961
53,203		Transamerica Capital Growth - Class I	3,339,586
		Total Core Funds 30.1%	27,091,738
		Total Return Funds:
50,560		Columbia Balanced Fund - Class I2	2,691,291
43,324		Dodge & Cox Balanced Fund	5,037,715
199,937		Fidelity Advisory Balanced Fund - Class I	5,898,131
207,693		Fidelity Asset Manager 70% Fund	5,917,169
184,438		Fidelity Puritan Fund	5,352,401
138,251		Fidelity Real Estate Income Fund	1,837,352
146,183		FPA Crescent Fund - Investor Class	5,802,003
126,389		Oakmark Equity and Income Fund - Advisor Class	4,527,259
141,693		Permanent Portfolio - Class N	7,135,663
133,255		Vanguard STAR Fund - Investor Class	4,460,044
24,332		Vanguard Wellesley Income Fund - Admiral Class	1,733,886
		Total Total Return Funds 56.0%	50,392,914
		Total Investment Companies
		(Cost $80,928,104)	89,605,834
		Short-Term Investments: 0.7%
663,964		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	663,964
		Total Short-Term Investments
		(Cost $663,964)	663,964
		Total Investments: 100.2%
		(Cost $81,592,068)	90,269,798
		Liabilities in Excess of Other Assets: (0.2)%	(222,326)
		Net Assets: 100.0%	$90,047,472

	#	Annualized seven-day yield as of June 30, 2021.

Summary of Fair Value Disclosure
June 30, 2021 (Unaudited)

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2021 the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$89,605,834	$-	$-	$89,605,834
Short-Term Investments	663,964	-	-	663,964
Total Investments in Securities	$90,269,798	$-	$-	$90,269,798